Exhibit 99(a)

                 Koger Equity Announces Third Quarter Earnings

BOCA RATON, Fla.--(BUSINESS WIRE)--Nov. 4, 2003--Koger Equity, Inc. (NYSE:KE) today reported results for the third quarter ended September 30, 2003. Net income available to common shareholders for the third quarter 2003 totaled $3.3 million, or $0.15 per diluted share, compared to $4.4 million, or $0.21 per diluted share, for the third quarter 2002. Net income was lower in the third quarter 2003 due primarily to increased depreciation and amortization related to the Company's December 2002 acquisition of The Lakes on Post Oak in Houston, Texas.

Funds from operations (FFO) for the third quarter 2003 increased 2% to $11.3 million or $0.52 per diluted share from $10.9 million or $0.51 per diluted share for the same period last year. The Company's portfolio ended the third quarter 2003 with an overall occupancy of 81.6%, compared to 82.6% at September 30, 2002.

Koger's total operating revenues increased 7.6% or $2.5 million to $35.2 million in the third quarter 2003, from $32.7 million for the same period in 2002. The increase is due principally to the Company's December 2002 acquisition of The Lakes on Post Oak. Offsetting some of the increase was a 4.5% or $1.3 million decline in same-store total operating revenues as compared to the same period in 2002 as well as a reduction in income from third-party management fees. Occupancy on the same-store portfolio consisting of 120 buildings was 84.1% at September 30, 2003, compared to 88.2% at September 30, 2002. The Company's acquisition assets in Dallas, Houston and Atlanta, which are not included in the same-store universe, were 74.1% occupied at September 30, 2003, compared to 63.3% at September 30, 2002.

Thomas J. Crocker, Chief Executive Officer of Koger Equity, Inc. said, "We are very pleased to report third quarter FFO results above the consensus estimates. Our year-to-date new and backfill leasing volume has exceeded our budget by over 40% and our property management team continues to aggressively control our operating expenses. Our same-store occupancy and operating results have softened somewhat but we believe that will be offset by the performance of our recently acquired assets in Dallas and by the income from our newly formed joint venture that will acquire Broward Financial Centre in Ft. Lauderdale."

Mr. Crocker continued, "In the third quarter we strengthened Koger's balance sheet with our $75 million preferred stock issuance. That offering was over-subscribed, sold out in less than three days and was favorably priced relative to recent preferred offerings from a number of our peers. The proceeds from that offering were used to acquire the Dallas properties and fully pay down our line of credit. We now have the liquidity to continue to acquire additional high-quality, well-located assets in our target markets."

Mr. Crocker concluded, "We have almost 600,000 square feet of Class A inventory in Atlanta and Houston and we believe Koger is well positioned to substantially benefit as job growth and office space demand return to these major markets."

The Company signed 245,000 square feet of leases in 73 transactions in the third quarter 2003 at an average cost of $2.11 per square foot per year. The weighted average net rental rate on leases signed, excluding first generation space was $11.03 as compared to $11.80 for the average rental rate on expiring leases, a 6.5% decrease in rental rates. For the third quarter 2003, the Company had negative net absorption totaling 159,000 square feet, most of which occurred in Charlotte.

Results for the Nine Months Ended September 30, 2003

Net income available to common shareholders for the first nine months of 2003 totaled $11.0 million, or $0.52 per diluted share, compared to $13.9 million, or $0.65 per diluted share for the same period in 2002. The decline in net income was due primarily to increased depreciation and amortization resulting from The Lakes on Post Oak acquisition.

FFO for the first nine months of 2003 increased 3.7% to $34.7 million, or $1.62 per diluted share, compared to $33.5 million, or $1.56 per diluted share for the same period in 2002. The increase is due to The Lakes on Post Oak acquisition, but was partially offset by lower rental revenues from the Company's same-store portfolio.

For the first nine months of 2003, Koger increased total operating revenues 11.2% or $10.9 million to $107.7 million, from $96.9 million for the same period in 2002. The increase is due principally to the Company's December 2002 acquisition of The Lakes on Post Oak, and was somewhat offset by a 3.7% or $3.2 million decline in same-store total operating revenues, as compared to the same period in 2002.

The Company signed 885,000 square feet of leases in 232 transactions in the first nine months of 2003 at an average cost of $1.93 per square foot per year. The weighted average net rental rate on leases signed, excluding first generation space was $11.90 as compared to $11.85 for the average rental rate on expiring leases, a 0.4% increase in rental rates. For the first nine months of 2003, the Company had negative net absorption totaling 255,000 square feet, most of which occurred in Charlotte, Orlando, Houston and Atlanta.

Earnings Estimates

Based on the current outlook and Koger's results for the first nine months of 2003, the Company is maintaining its FFO per diluted share guidance for fiscal 2003. Management expects 2003 net income available to common shareholders will range between $0.62-$0.67 per diluted share while FFO is expected to range between $2.10-$2.15 per diluted share.

The Company also announced full year guidance for fiscal 2004. For the year ending December 31, 2004, Koger expects 2004 net income available to common shareholders and FFO to be in the range of $0.51-$0.61 per diluted share and $2.00-$2.10 per diluted share respectively.

The Company's significant assumptions for 2004 include:

--   Average of 5 months free rent on new leasing.

--   7% reduction in average rental rates on renewals.

--   Acquisitions resulting in 2004 FFO of $.10 per diluted share.

-- Year-end 2004 occupancy of 83.2% compared to year-end 2003 occupancy of 81.7%.

--   Positive absorption across the portfolio totaling 138,000 square feet.

-- Average LIBOR rate of 1.73%, resulting in an average variable interest rate of 4.5%.

-- 8.5% dividend on the Company's 3 million preferred shares, totaling $6.4 million.

During the scheduled November 5, 2003 conference call, management will further discuss earnings guidance for 2004.

Funds from operations (FFO) is a non-GAAP financial measure. The Company believes that Funds from Operations is one measure of the performance of an equity real estate investment trust. Funds from Operations should not be considered as an alternative to net income as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with accounting principles generally accepted in the United States of America) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. While the Company believes its calculation of FFO generally conforms with the National Association of Real Estate Investment Trusts' ("NAREIT") definition of FFO, the Company's method of calculating FFO may be different from methods used by other REIT's and the method preferred by NAREIT.

Estimates of future FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company's expectations are set forth as risk factors in the company's SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants operate; its ability to timely lease or re-lease space at current or anticipated rents to creditworthy tenants; competition for tenants; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company's ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Koger Equity, Inc. owns and operates 126 office buildings, containing 9.21 million rentable square feet, located primarily in 18 suburban office projects in ten cities in the Southeastern United States and Texas.

Copies of the Company's September 30, 2003 Third Quarter Supplemental Disclosure package are available upon request to Investor Relations, Koger Equity, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.

Additionally, the September 30, 2003 Third Quarter Supplemental Disclosure package and further information about Koger Equity, Inc. can be found on the Company's Web site at www.koger.com.




KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

                                      For the            For the
                                Three Months Ended   Nine Months Ended
                                  9/30/03  9/30/02   9/30/03  9/30/02
                                  -------- -------- --------- --------
Revenues
  Rental and other rental
   services                       $35,163  $31,836  $107,407  $94,286
  Management fees                      --      839       331    2,590
  Other                                --       --         5        2
                                  -------- -------- --------- --------
     Total operating revenues      35,163   32,675   107,743   96,878
                                  -------- -------- --------- --------

Expenses
  Property operations              13,907   11,846    41,949   34,233
  Depreciation and amortization     7,925    6,663    24,537   19,915
  General and administrative        2,385    2,971     8,415    8,428
  Direct cost of management fees       --      797        88    2,630
  Other                                36       43       103      125
                                  -------- -------- --------- --------
     Total operating expenses      24,253   22,320    75,092   65,331
                                  -------- -------- --------- --------

Operating Income                   10,910   10,355    32,651   31,547
                                  -------- -------- --------- --------

Other Income and Expense
  Interest income                      39       98       179      329
  Mortgage and loan interest       (7,289)  (6,041)  (22,059) (17,864)
                                  -------- -------- --------- --------
     Total other income and
      expense                      (7,250)  (5,943)  (21,880) (17,535)
                                  -------- -------- --------- --------

Income Before Gain on Sale or
 Disposition of Assets, Income
 Taxes and Minority Interest        3,660    4,412    10,771   14,012
Gain on sale or disposition of
 assets                                --        1       589        2
                                  -------- -------- --------- --------
Income Before Income Taxes and
 Minority Interest                  3,660    4,413    11,360   14,014
Income taxes                           (1)      19       (22)     112
                                  -------- -------- --------- --------
Income Before Minority Interest     3,661    4,394    11,382   13,902
Minority interest                      --       --        --       20
                                  -------- -------- --------- --------
Net Income                          3,661    4,394    11,382   13,882
Dividends on preferred stock         (371)      --      (371)      --
                                  -------- -------- --------- --------
Net Income Available to Common
 Shareholders                      $3,290   $4,394   $11,011  $13,882
                                  ======== ======== ========= ========

Earnings Per Share Available to
 Common Shareholders:
   Basic                            $0.15    $0.21     $0.52    $0.65
                                  ======== ======== ========= ========
   Diluted                          $0.15    $0.21     $0.52    $0.65
                                  ======== ======== ========= ========
Weighted Average Shares:
   Basic                           21,332   21,293    21,314   21,258
                                  ======== ======== ========= ========
   Diluted                         21,455   21,410    21,377   21,407
                                  ======== ======== ========= ========






KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

                                    For the Three     For the Nine
                                     Months Ended     Months Ended
                                   9/30/03  9/30/02  9/30/03  9/30/02
                                   -------- -------- -------- --------
Net income available to common
 shareholders                       $3,290   $4,394  $11,011  $13,882
Depreciation - real estate           7,147    6,174   21,728   18,493
Amortization - deferred tenant
 costs                                 436      378    1,264    1,080
Amortization - fair value of
 acquired leases                       378       --    1,303       --
Minority interest                       --       --       --       20
Gain on sale of non-operating
 assets                                 --       (1)    (589)      (2)
                                   -------- -------- -------- --------
Funds from operations              $11,251  $10,945  $34,717  $33,473
                                   ======== ======== ======== ========
Weighted average shares/units
 outstanding - diluted              21,455   21,410   21,378   21,407
Funds from operations, per diluted
 share/unit                          $0.52    $0.51    $1.62    $1.56






KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)

                                        September 30,    December 31,
                                            2003             2002
                                        -------------   --------------
ASSETS
Real estate investments:
  Operating properties:
    Land                                  $ 116,658       $ 110,653
    Buildings                               814,183         783,185
    Furniture and equipment                   3,533           3,320
    Accumulated depreciation               (171,697)       (149,830)
                                        -------------   --------------
      Operating properties, net             762,677         747,328
Undeveloped land held for investment          9,995           9,995
Undeveloped land held for sale, net
 of allowance                                 3,041           3,831
Cash and cash equivalents                    13,302           4,627
Restricted cash                              14,520          13,340
Accounts receivable, net of allowance
 for uncollectible accounts of $1,620
 and $1,280                                  14,575          12,183
Other assets                                 18,059          13,781
                                        -------------   --------------
  TOTAL ASSETS                             $836,169        $805,085
                                        =============   ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Mortgages and loans payable                 $394,128       $431,698
  Accounts payable                               3,764          3,801
  Accrued real estate taxes payable              9,893            147
  Other accrued liabilities                     10,846         13,435
  Dividends payable                              7,840          7,453
  Advance rents and security deposits            5,343          5,483
                                             ----------      ---------
     Total Liabilities                         431,814        462,017
                                             ----------      ---------
Shareholders' equity:
  Preferred Stock                                   30             --
  Common stock                                     299            298
  Capital in excess of par value               544,689        472,156
  Notes receivable from stock sales             (5,266)        (5,266)
  Accumulated other comprehensive loss            (212)          (212)
  Retained earnings (deficit)                   (3,566)         7,813
  Treasury stock, at cost                     (131,619)      (131,721)
                                             ----------      ---------
     Total Shareholders' Equity                404,355        343,068
                                             ----------      ---------
     TOTAL LIABILITIES AND SHAREHOLDERS'
      EQUITY                                  $836,169       $805,085
                                             ==========      =========






KOGER EQUITY, INC.
FORECASTED FUNDS FROM OPERATIONS
(per Diluted Share)

                                                      For the
                                                    Year Ended
                                               12/31/03     12/31/04
                                             ------------ ------------
Net income available to common shareholders,
 per diluted share                            $0.62-0.67   $0.51-0.61
Depreciation - real estate                          1.36         1.34
Amortization - deferred tenant costs                0.07         0.07
Amortization - fair value of acquired leases        0.08         0.08
Gain on sale or disposition:
   Non-operating assets                            (0.03)          --
                                             ------------ ------------
Funds from operations, per diluted share      $2.10-2.15   $2.00-2.10
                                             ============ ============



    CONTACT: Koger Equity, Inc.
             Thomas C. Brockwell, 561-395-9666

                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                        TABLE OF CONTENTS / "SAFE HARBOR"
                               September 30, 2003

                                                                      Page
                                                                    --------
        I. Financial Data
            -      Consolidated Balance Sheets                            2
            -      Consolidated Statement of Operations               3 - 4
            -      Funds from Operations                                  5
            -      Net Operating Income                               6 - 7
            -      Capital Expenditures                                   8
            -      Summary of Outstanding Debt                            9

        II. A+B40cquisition/Construction Summaries
            -      Operating Property Acquisitions                       10
            -      Building Completions                                  11
            -      Buildings Under Construction                          12

        III. Portfolio Operating Statistics
            -      Twenty-Five Largest Tenants                           13
            -      Industry Diversification                              14
            -      Summary of Assets By City                             15
            -      Occupancy/Leased Summary                              16
            -      Occupancy Trend                                       17
            -      Leasing Summary                                  18 - 19
            -      Lease Distribution                                    20
            -      Lease Expirations                                     21
            -      Net Effective Rents                                   22
            -      Capital Expenditure Leasing Commitment                23
            -      Same Suite Analysis                              24 - 25

        IV. Special Items
            -      Special Items Included in Results                     26


This supplemental package may contain forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the expectations will be attained. Forward-looking statements are not guarantees of future performance and therefore, undue reliance should not be placed on them. Please refer to our filings with the Securities and Exchange Commission for a more detailed discussion of the risks that may have a direct bearing on our operating results, performance and financial condition. Koger Equity, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


               KOGER EQUITY, INC. AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEETS

Dollars in thousands
--------------------
                                               (Unaudited)      (Unaudited)       (Unaudited)                      (Unaudited)
                                                 9/30/03         6/30/03            3/31/03         12/31/02          9/30/02
                                               -----------     ----------         ----------        ---------       ----------

ASSETS
Real estate investments:
    Operating properties:
      Land                                     $ 116,658         $ 110,653         $ 110,653        $ 110,653          $ 98,253
      Buildings                                  814,183           784,145           779,914          783,185           688,363
      Furniture and equipment                      3,533             3,488             3,488            3,320             3,120
      Accumulated depreciation                  (171,697)         (164,470)         (157,023)        (149,830)         (142,295)
                                          ---------------  ----------------  ----------------  ---------------   ---------------
         Operating properties, net               762,677           733,816           737,032          747,328           647,441
    Undeveloped land held for investment           9,995             9,995             9,995            9,995            11,015
    Undeveloped land held for sale                 3,041             3,041             3,831            3,831             2,840
Cash and temporary investments                    13,302             4,741             5,893            4,627            10,930
Restricted cash                                   14,520            14,417            13,191           13,340                 0
Accounts receivable, net                          14,575            13,007            12,657           12,183            10,744
Cost in excess of fair value
 of net assets acquired,
 net of accumulated amortization                     595               595               595              595               595
Other assets                                      17,464            17,126            18,091           13,186            11,939
                                          ---------------  ----------------  ----------------  ---------------   ---------------
TOTAL ASSETS                                   $ 836,169         $ 796,738         $ 801,285        $ 805,085         $ 695,504
                                          ===============  ================  ================  ===============   ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
    Mortgages and loan payable                 $ 394,128         $ 426,371         $ 431,660        $ 431,698         $ 314,994
    Accounts payable                               3,764             2,648             2,486            3,801             3,236
    Accrued real estate taxes payable              9,893             7,997             4,022              147             6,336
    Other accrued liabilities                     10,846            10,889             9,969           13,435             9,929
    Dividends payable                              7,840             7,463             7,458            7,453             7,453
    Advance rents and security deposits            5,343             5,224             5,678            5,483             5,137
                                          ---------------  ----------------  ----------------  ---------------   ---------------
      Total Liabilities                          431,814           460,592           461,273          462,017           347,085
                                          ---------------  ----------------  ----------------  ---------------   ---------------


Shareholders' Equity:
    Preferred stock                                   30                 0                 0                 0                 0
    Common stock                                     299               298               298              298               298
    Capital in excess of par value               544,689           472,364           472,253          472,156           472,012
    Notes receivable from stock
     sales to related parties                     (5,266)           (5,266)           (5,266)          (5,266)           (5,066)
    Other comprehensive loss                        (212)             (212)             (212)            (212)                0
    Retained earnings (deficit)                   (3,566)              613             4,626            7,813            12,726
    Treasury stock, at cost                     (131,619)         (131,651)         (131,687)        (131,721)         (131,551)
                                          ---------------  ----------------  ----------------  ---------------   ---------------
      Total Shareholders' Equity                 404,355           336,146           340,012          343,068           348,419
                                          ---------------  ----------------  ----------------  ---------------   ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $ 836,169         $ 796,738         $ 801,285        $ 805,085         $ 695,504
                                          ===============  ================  ================  ===============   ===============




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)


In thousands, except per share data
--------------------------------------------------------------------------------------------------------------------------------
                                                                               Three Months Ended
                                                    -----------------------------------------------------------------------------
                                                    9/30/03           6/30/03           3/31/03          12/31/02         9/30/02
                                                    -------           -------           -------          --------         -------
REVENUES
    Rental and other rental services               $ 35,163          $ 35,964          $ 36,280          $ 32,065          $ 31,836
    Management fees                                       0               126               205               757               839
    Other                                                 0                 0                 5                51                 0
                                                 ----------          --------          --------          --------          --------
       Total operating revenues                      35,163            36,090            36,490            32,873            32,675
                                                 ----------          --------          --------          --------          --------

EXPENSES
    Property operations                              13,907            14,694            13,348            12,002            11,846
    Depreciation and amortization                     7,925             8,156             8,456             7,993             6,663
    General and administrative                        2,385             3,086             2,944             2,953             2,971
    Direct cost of management fees                        0                 2                86               705               797
    Other                                                36                31                36                18                43
                                                 ----------          --------          --------          --------          --------
       Total operating expenses                      24,253            25,969            24,870            23,671            22,320
                                                 ----------          --------          --------          --------          --------

OPERATING INCOME                                     10,910            10,121            11,620             9,202            10,355
                                                 ----------          --------          --------          --------          --------

OTHER INCOME AND EXPENSE
    Interest income                                      39                86                54                76                98
    Mortgage and loan interest                       (7,289)           (7,367)           (7,403)           (7,281)           (6,041)
                                                 ----------          --------          --------          --------          --------
       Total other income and expense                (7,250)           (7,281)           (7,349)           (7,205)           (5,943)

INCOME BEFORE GAIN (LOSS) ON SALE
    OR DISPOSITION OF ASSETS                          3,660             2,840             4,271             1,997             4,412
Gain (loss) on sale or disposition of assets              0               589                 0                19                 1
                                                 ----------          --------          --------          --------          --------
INCOME BEFORE INCOME TAXES                            3,660             3,429             4,271             2,016             4,413
Income taxes                                             (1)              (21)                0              (525)               19
                                                 ----------          --------          --------          --------          --------
INCOME BEFORE MINORITY INTEREST                       3,661             3,450             4,271             2,541             4,394
Minority interest                                         0                 0                 0                 0                 0
                                                 ----------          --------          --------          --------          --------
NET INCOME                                          $ 3,661           $ 3,450           $ 4,271           $ 2,541           $ 4,394
                                                 ----------          --------          --------          --------          --------
Dividends on preferred stock                         $ (371)              $ -               $ -               $ -               $ -
                                                 ----------          --------          --------          --------          --------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS         $ 3,290           $ 3,450           $ 4,271           $ 2,541           $ 4,394
                                                 ==========          ========          ========          ========          ========
EARNINGS PER SHARE AVAILABLE TO
   COMMON SHAREHOLDERS - Diluted                     $ 0.15            $ 0.16            $ 0.20            $ 0.12            $ 0.21
                                                 ==========          ========          ========          ========          ========

WEIGHTED AVERAGE SHARES - Diluted                    21,455            21,382            21,327            21,332            21,410
                                                 ==========          ========          ========          ========          ========

OPERATING MARGIN                                      60.4%             59.1%             63.2%             62.6%             62.8%
                                                 ==========          ========          ========          ========          ========



                      KOGER EQUITY, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

In thousands, except per share data
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Three Months Ended                       Nine Months Ended
                                                -----------------------------------    ---------------------------------
                                                9/30/03     9/30/02     Fav/(Unfav)    9/30/03     9/30/02    Fav/(Unfav)
                                                -------     -------     -----------    -------     -------    ----------
REVENUES
    Rental and other rental services           $ 35,163    $ 31,836       $ 3,327     $ 107,407    $ 94,286     $ 13,121
    Management fees                                   0         839          (839)          331       2,590       (2,259)
    Other                                             0           0             0             5           2            3
                                               --------    --------      --------     ---------    --------     --------
       Total operating revenues                  35,163      32,675         2,488       107,743      96,878       10,865
                                               --------    --------      --------     ---------    --------     --------

EXPENSES
    Property operations                          13,907      11,846        (2,061)       41,949      34,233       (7,716)
    Depreciation and amortization                 7,925       6,663        (1,262)       24,537      19,915       (4,622)
    General and administrative                    2,385       2,971           586         8,415       8,428           13
    Direct cost of management fees                    0         797           797            88       2,630        2,542
    Other                                            36          43             7           103         125           22
                                               --------    --------      --------     ---------    --------     --------
       Total operating expenses                  24,253      22,320        (1,933)       75,092      65,331       (9,761)
                                               --------    --------      --------     ---------    --------     --------

OPERATING INCOME                                 10,910      10,355           555        32,651      31,547        1,104
                                               --------    --------      --------     ---------    --------     --------

OTHER INCOME AND EXPENSE
    Interest income                                  39          98           (59)          179         329         (150)
    Mortgage and loan interest                   (7,289)     (6,041)       (1,248)      (22,059)    (17,864)      (4,195)
                                               --------    --------      --------     ---------    --------     --------
       Total other income and expense            (7,250)     (5,943)       (1,307)      (21,880)    (17,535)      (4,345)

INCOME BEFORE GAIN (LOSS) ON SALE
    OR DISPOSITION OF ASSETS                      3,660       4,412          (752)       10,771      14,012       (3,241)
Gain (loss) on sale
 or disposition of assets                             0           1            (1)          589           2          587
                                               --------    --------      --------     ---------    --------     --------
INCOME BEFORE INCOME TAXES                        3,660       4,413          (753)       11,360      14,014       (2,654)
Income taxes                                         (1)         19            20           (22)        112          134
                                               --------    --------      --------     ---------    --------     --------
INCOME BEFORE MINORITY INTEREST                   3,661       4,394          (733)       11,382      13,902       (2,520)
Minority interest                                     0           0             0             0          20           20
                                               --------    --------      --------     ---------    --------     --------
NET INCOME                                        3,661       4,394          (733)       11,382      13,882       (2,500)
Dividends on preferred stock                       (371)          0          (371)         (371)          0         (371)
                                               --------    --------      --------     ---------    --------     --------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS     $ 3,290     $ 4,394      $ (1,104)     $ 11,011    $ 13,882     $ (2,871)
                                               ========    ========      ========     =========    ========     ========

EARNINGS PER SHARE AVAILABLE TO
   COMMON SHAREHOLDERS - Diluted                 $ 0.15      $ 0.21       $ (0.06)       $ 0.52      $ 0.65      $ (0.13)
                                               ========    ========      ========     =========    ========     ========

WEIGHTED AVERAGE SHARES - Diluted                21,455      21,410            45        21,377      21,407          (30)
                                               ========    ========      ========     =========    ========     ========

OPERATING MARGIN                                  60.4%       62.8%                       60.9%       63.7%
                                               ========    ========      ========     =========    ========     ========



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              FUNDS FROM OPERATIONS
                                   (Unaudited)

In thousands, except per share data
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                     9/30/03          6/30/03           3/31/03           12/31/02          9/30/02
                                                    ---------    -------------    --------------    ---------------    -------------
Funds from Operations:
    Net income                                       $ 3,290          $ 3,450           $ 4,271            $ 2,541          $ 4,394
    Depreciation - real estate                         7,147            7,390             7,191              7,396            6,174
    Amortization - deferred tenant costs                 436              432               396                444              378
    Amortization - fair value of acquired leases         378              432               493                  0                0
    Loss (gain) on sale of non-operating assets            0             (589)                0                (19)              (1)
                                                    ---------    -------------    --------------    ---------------    -------------
      Funds from Operations (a)                       11,251           11,115            12,351             10,362           10,945

Cash Available for Distribution:
Add (Deduct):
    Rental income from straight-line rents              (801)          (1,075)           (1,295)              (404)            (730)
    Amortization of deferred financing costs             370              368               357              1,291              303
    Revenue Maintaining Building improvements           (423)            (695)             (661)            (2,091)            (332)
    Revenue maintaining tenant improvements (b)         (804)          (1,391)           (1,253)            (1,464)          (1,767)
    Revenue maintaining leasing commissions (b)         (222)            (266)             (374)              (569)            (205)
                                                    ---------    -------------    --------------    ---------------    -------------
      Cash Available for Distribution (a)            $ 9,371          $ 8,056           $ 9,125            $ 7,125          $ 8,214
                                                    =========    =============    ==============    ===============    =============

Weighted average common shares/units
    outstanding - diluted                             21,455           21,382            21,327             21,332           21,410
                                                    =========    =============    ==============    ===============    =============

Per share/unit - diluted:
    Funds from operations                            $  0.52          $  0.52           $  0.58            $  0.49          $  0.51
                                                    =========    =============    ==============    ===============    =============
    Cash available for distribution                  $  0.44          $  0.38           $  0.43            $  0.33          $  0.38
                                                    =========    =============    ==============    ===============    =============
Dividends paid                                       $  0.35          $  0.35           $  0.35            $  0.35          $  0.35
                                                    =========    =============    ==============    ===============    =============

Dividend payout ratio:
    Funds from operations                               66.7%            67.3%             60.4%              72.1%            68.5%
                                                    =========    =============    ==============    ===============    =============
    Cash available for distribution                     80.1%            92.9%             81.8%             104.8%            91.2%
                                                    =========    =============    ==============    ===============    =============

(b) The amounts for the periods ending in 2002 represent the leasing costs associated with 2nd generation space.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          NET OPERATING INCOME (a) (b)
                                   (Unaudited)

In thousands, except SF and per share data
-----------------------------------------------------------------------------------------------------------
                                                                 Three Months Ended
                                             --------------------------------------------------------------
                                              9/30/03      6/30/03      3/31/03      12/31/02      9/30/02
                                             --------    ---------    ---------    ----------    ----------
Same Store Sales:
   Properties           120   Revenue        $ 26,859     $ 27,377     $ 27,538     $ 27,353      $ 28,138
   Square Feet    6,922,606   Expense          10,061       10,312        9,631       10,038        10,369
                                             --------    ---------    ---------    ----------    ----------
                              NOI              16,736       17,065       17,907       17,315        17,769
                                             --------    ---------    ---------    ----------    ----------
   Occupancy - Period End                       84.1%        85.8%        83.8%        87.1%         88.2%

Acquisitions:
   Properties             6   Revenue (c)    $  8,422     $  8,452     $  8,596     $  4,741      $  3,583
   Square Feet    2,288,769   Expense           3,845        4,421        3,789        1,962         1,575
                                             --------    ---------    ---------    ----------    ----------
                              NOI               4,481        4,031        4,807        2,779         2,008
                                             --------    ---------    ---------    ----------    ----------
   Occupancy - Period End                       74.1%        71.0%        71.8%        71.8%         63.3%

Development:
   Properties             -   Revenue        $      -     $      -     $      -     $      -      $      -
   Square Feet            -   Expense               -            -            -            -             -
                                             --------    ---------    ---------    ----------    ----------
                              NOI                   -            -            -            -             -
                                             --------    ---------    ---------    ----------    ----------
   Occupancy - Period End                        0.0%         0.0%         0.0%          0.0%         0.0%

Asset Sales:
   Properties             -   Revenue        $      0     $    289     $    (29)    $    (29)     $    115
   Square Feet            -   Expense               0          (40)         (71)           2           (97)
                                             --------    ---------    ---------    ----------    ----------
                              NOI                  (0)         329           42          (31)          212
                                             --------    ---------    ---------    ----------    ----------
   Occupancy - Period End                        0.0%         0.0%         0.0%         0.0%          0.0%

Consolidated Portfolio
   Properties           126   Revenue        $ 35,281     $ 36,118     $ 36,105     $ 32,065      $ 31,836
   Square Feet    9,211,375   Expense        $ 13,907     $ 14,693     $ 13,349     $ 12,002      $ 11,847
                                             --------    ---------    ---------    ----------    ----------
                              NOI              21,374       21,425       22,756       20,063        19,989
                                             --------    ---------    ---------    ----------    ----------

   Occupancy - Period End                       81.6%        82.5%        81.1%        86.6%         85.6%


(a) Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.
(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.
(c) Excludes adjustments for the fair value of acquired leases for the period ended 3/31/03, 6/30/03 and 9/30/03, $175, ($154) and $118 respectively.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          NET OPERATING INCOME (a) (b)
                                   (Unaudited)

In thousands, except SF and per share data
----------------------------------------------------------------------------------------------------------------------------------
                                                             Three Months Ended                           Nine Months Ended
                                                        ------------------------------------    ----------------------------------
                                                         09/30/03    09/30/02    Fav/(Unfav)     09/30/03    09/30/02  Fav/(Unfav)
Same Store Sales:                                       ---------   ---------   ------------    ---------   ---------  -----------
        Properties                     120  Revenue     $  26,859   $  28,138   $     (1,279)   $  81,774   $  84,942  $    (3,168)
        Square Feet              6,922,606  Expense        10,061      10,369            308       30,005      29,708         (297)
                                                        ---------   ---------   ------------    ---------   ---------  -----------
                                            NOI            16,798      17,769           (971)      51,769      55,235       (3,465)
                                                        ---------   ---------   ------------    ---------   ---------  -----------
        Occupancy - Period End                               84.1%       88.2%          -4.1%        84.1%       88.2%        -4.1%

Acquisitions:
        Properties                       6  Revenue (c) $   8,422     $ 3,583   $      4,839    $  25,470   $   9,094  $    16,376
        Square Feet              2,288,769  Expense         3,845       1,575         (2,366)      12,056       4,251       (7,900)
                                                        ---------   ---------   ------------    ---------   ---------  -----------
                                            NOI             4,576       2,008          2,568       13,414       4,843        8,571
                                                        ---------   ---------   ------------    ---------   ---------  -----------
        Occupancy - Period End                               74.1%       63.3%            11%         74.1%      63.3%        10.8%

Development:
        Properties                       -  Revenue     $       -   $       -   $          -    $       -   $       -  $         -
        Square Feet                      -  Expense             -           -              -            -           -            -
                                                        ---------   ---------   ------------    ---------   ---------  -----------
                                            NOI                 -           -              -            -           -            -
                                                        ---------   ---------   ------------    ---------   ---------  -----------
        Occupancy - Period End                                0.0%        0.0%           0.0%         0.0%        0.0%         0.0%

Asset Sales:
        Properties                       -  Revenue     $       0   $     115   $       (115)   $     260   $     250  $        10
        Square Feet                      -  Expense             0         (97)           (97)        (112)        275          387
                                                        ---------   ---------   ------------    ---------   ---------  -----------
                                            NOI                (0)        212           (212)         372         (25)         396
                                                        ---------   ---------   ------------    ---------   ---------  -----------
        Occupancy - Period End                                0.0%        0.0%           0.0%         0.0%        0.0%         0.0%

Consolidated Portfolio
        Properties                     126  Revenue     $  35,281   $  31,836   $      3,445    $ 107,504   $  94,286  $    13,217
        Square Feet              9,211,375  Expense     $  13,907      11,847         (2,217)   $  41,949      34,234       (7,872)
                                                        ---------   ---------   ------------    ---------   ---------  -----------
                                            NOI            21,374      19,989          1,385       65,555      60,053        5,502
                                                        ---------   ---------   ------------    ---------   ---------  -----------
        Occupancy - Period End                               81.6%       85.6%          -4.0%        81.6%       85.6%        -4.0%


(a) Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes adjustments for the fair value of acquired leases for the period ended 3/31/03, 6/30/03 and 9/30/03, $175, ($154) and $118 respectively.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              CAPITAL EXPENDITURES
                                   (Unaudited)

---------------------------------------------------------------------------------------------------------------------------
                                                                               Three Months Ended
                                                 --------------------------------------------------------------------------
                                                    9/30/03         6/30/03          3/31/03       12/31/02        9/30/02
Revenue Maintaining:                             -----------     -----------      -----------    -----------    -----------
    Building Improvements                        $   423,302     $   694,892      $   660,966    $ 2,091,048    $   332,300
    Tenant Improvements - 2001 Leasing                75,890          26,104           48,310        298,454         30,754
    Tenant Improvements - 2002 Leasing                28,031         217,127          926,380      1,060,884      1,139,035
    Tenant Improvements - 2003 Leasing               700,056       1,148,118          277,853              -              -
    Leasing Commissions - 2001 Leasing                 1,235           2,047            1,641          5,452              -
    Leasing Commissions - 2002 Leasing                 8,251             661          150,832        736,406        208,940
    Leasing Commissions - 2003 Leasing               212,803         263,379          221,203              -              -
                                                 -----------     -----------      -----------    -----------    -----------
      Revenue Maintaining Capital Expenditures     1,449,568       2,352,328        2,287,185      4,192,244      1,711,029
                                                 -----------     -----------      -----------    -----------    -----------
Revenue Enhancing:
    Building Improvements                          1,207,945         781,462           88,181              -              -
    Tenant Improvements - 2002 Leasing               (63,719)        732,711        1,005,839        359,906        754,092
    Tenant Improvements - 2003 Leasing             1,127,369         421,104           77,044              -              -
    Leasing Commissions - 2002 Leasing                53,491          10,250          156,756        195,342        137,822
    Leasing Commissions - 2003 Leasing               208,379         251,269           42,730              -              -
                                                 -----------     -----------      -----------    -----------    -----------
      Revenue Enhancing Capital Expenditures       2,533,465       2,196,796        1,370,550        555,248        891,914

    Total Capital Expenditures                   $ 3,983,033     $ 4,549,124      $ 3,657,735    $ 4,747,492    $ 2,602,943
                                                 ===========     ===========      ===========    ===========    ===========

                                     Page 8


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           SUMMARY OF OUTSTANDING DEBT
                            AS OF SEPTEMBER 30, 2003

                                                                          Monthly
                                               Interest                     Debt       Outstanding Balance
                Description                      Rate       Maturity      Service     9/30/03     12/31/02
                                                                           $(000)      $(000)      $(000)
--------------------------------------         --------     --------      -------     -------     --------
Fixed Rate:
    Northwestern Mutual - Tranche A             8.19%       01/02/07         789       89,871       91,394
    Northwestern Mutual - Tranche B             8.33%       01/02/09         710       79,985       81,331
    Northwestern Mutual - Tranche C             7.10%       01/02/07         105       13,737       13,942
    Northwestern Mutual - Tranche D             7.10%       01/02/09         216       28,314       28,738
    New York Life                               8.00%       01/10/03           0            -        7,718
    Allstate Life                               8.20%       12/01/06         165       18,742       19,066
    Metropolitan Life                           5.26%       01/01/08         373       85,000       85,000
                                                                          -------     -------     --------
     Total Fixed Rate Debt                      7.29%                      2,358      315,649      327,189
                                                                          -------     -------     --------
Variable Rate:
    GE Capital                                  6.38%       06/30/21          12        1,479        1,509
    Column Financial (1)                        3.99%       12/09/04         262       77,000       77,000
    Secured Revolving Credit Facility -
     $100 Million                               0.00%       12/27/04          85            0       26,000
                                                                          -------     -------     --------
      Total Variable Rate Debt                  4.04%                        359       78,479      104,509
                                                                          -------     -------     --------
     Total Debt                                 6.64%                      2,717      394,128      431,698
                                                                          =======     =======     ========
Market Capitalization:
    Total Debt                                                                        394,128      431,698
    Common Stock                                                                      401,241      332,200
                                                                                      -------     --------
     Total Market Capitalization                                                      795,369      763,898
                                                                                      =======     ========
----------------------------------------------------------------------------------------------------------

                                                                                       Amount
                                                                                       $(000)
                                                                                      --------
Schedule of Mortgage Maturities by Year (1):
    2003                                                                                 1,350
    2004                                                                                82,631
    2005                                                                                 6,112
    2006                                                                                23,706
    2007                                                                                98,098
    Thereafter                                                                         182,231
                                                                                      --------
     Total                                                                             394,128
                                                                                      ========
(1) Interest rate capped at 287 basis points over maximum LIBOR of 5.45 percent.


            KOGER EQUITY, INC. AND SUBSIDIARIES
              OPERATING PROPERTY ACQUISITIONS
        2002 AND 2003

                                                  Rentable                                          Percent
                                                   Square             Date         Purchase         Leased
   Property                  Location               Feet           Purchased         Price (1)      9/30/03
--------------------------   ---------------   ----------------   -----------    ---------------   ---------
2002
Three Ravinia                Atlanta, GA               804,528      01/31/02      $ 125,000,000        66%
The Lakes on Post Oak        Houston, TX             1,204,852      12/06/02        101,850,000        75%
                                               ----------------                  ---------------   ---------
                                                     2,009,380                    $ 226,850,000        71%
                                               ================                  ===============   =========

2003
Dallas Cigna Plaza           Dallas, TX                127,226     9/11/2003      $  15,170,874        92%
Dallas Rosemeade             Dallas, TX                152,163     9/11/2003      $  17,979,126       100%
                                               ----------------                  ---------------   ---------
                                                       279,389                    $  33,150,000        96%
                                               ================                  ===============   =========

(1) Purchase price consists of the contract price only and does not include closing costs.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                              BUILDING COMPLETIONS
                                  2002 AND 2003

                                                                                                             Percent
                                                                Square         Month                         Leased
           Property                      Location                Feet        Completed      Total Cost       9/30/03
------------------------------  --------------------------  -------------  -------------  ---------------  ------------
2002
----
None.

2003
----
None.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                          BUILDINGS UNDER CONSTRUCTION
                               SEPTEMBER 30, 2003
                                                         Square        Expected         Projected       Pre-Leasing
          Property                   Location             Feet        Completion          Cost            to Date
---------------------------  ----------------------  -------------  -----------------  -------------  ----------------

None.
                                                     -------------                     -------------  ----------------
                                                              -                         $        -
                                                     =============                     =============  ================



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                           TWENTY-FIVE LARGEST TENANTS
                         BASED ON ANNUALIZED GROSS RENTS
                            AS OF SEPTEMBER 30, 2003

                                                               Remaining                 Annualized
                                     Number       Occupied        Term      Percent of      Gross         Percent
           Tenant (a)              of Leases    Square Feet     (Months)     Occupied      Rent (b)       of Rent
---------------------------------  ----------  -------------  ------------  ----------  --------------  ----------
US GOVERNMENT                             46        932,293          85        12.5%     $17,356,032       12.6%
STATE OF FLORIDA                          40        690,203          28         9.2%      12,198,516        8.9%
BLUE CROSS & BLUE SHIELD                  11        579,084          21         7.8%       9,620,355        7.0%
SIX CONTINENTS HOTELS                      2        344,389          59         4.6%       9,339,997        6.8%
BECHTEL CORPORATION                        1        347,082          69         4.6%       6,351,601        4.6%
CITIFINANCIAL                              1        159,827          47         2.1%       2,958,751        2.2%
CIGNA GENERAL LIFE INSURANCE               1        116,423          71         1.6%       2,897,877        2.1%
LANDSTAR SYSTEM HOLDINGS INC               1        176,000         134         2.4%       2,644,068        1.9%
ZURICH INSURANCE COMPANY                   2         97,913          40         1.3%       1,895,596        1.4%
NORTHERN TELECOM, INC.                     1         62,155          33         0.8%       1,809,942        1.3%
ACS STATE HEALTHCARE,LLC                   2         79,714          44         1.1%       1,758,774        1.3%
HUNTSMAN CORP                              2        108,710         113         1.5%       1,722,252        1.3%
TRANSCORE                                  1         60,840          50         0.8%       1,527,675        1.1%
WASHINGTON MUTUAL BANK                     2         86,361          57         1.2%       1,500,179        1.1%
FORD MOTOR COMPANY                         4         63,337          32         0.8%       1,376,056        1.0%
BELLSOUTH                                  3         66,202          29         0.9%         974,565        0.7%
SIEMENS WESTINGHOUSE POWER                 1         63,809           4         0.9%         966,706        0.7%
SARA LEE CORP                              2         52,021          21         0.7%         964,921        0.7%
ENOVIA CORPORATION                         1         44,095          11         0.6%         880,034        0.6%
NEXTIRA ONE                                1         29,168          50         0.4%         838,903        0.6%
BEST SOFTWARE INC                          1         47,110          63         0.6%         770,249        0.6%
NAVISION SOFTWARE US, INC.                 1         37,783          47         0.5%         763,800        0.6%
MERGENT - FIS INC.                         1         45,040          47         0.6%         761,933        0.6%
CHECK SOLUTIONS COMPANY                    1         40,307          64         0.5%         760,697        0.6%
SUNGARD TRUST SYSTEMS INC                  2         43,569          33         0.6%         725,724        0.5%

                                   ----------  -------------                            --------------
  Total / Weighted Average               131      4,373,435          55        58.6%     $83,365,202       60.6%
                                   ==========  =============  ============  ==========  ==============  ==========


(a) Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2003 multiplied by 12.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            INDUSTRY DIVERSIFICATION
                            AS OF SEPTEMBER 30, 2003

                                                                           Remaining                  Annualized
                                                   Number       Occupied      Term       Percent of      Gross       Percent
                       Industry (a)               of Leases    Square Feet  (Months)      Occupied      Rent (b)     of Rent
------------------------------------------------  ----------  ------------  ----------  -----------   -----------  ---------
Finance and Insurance                                 154      1,841,291       33           24.7%     $33,713,871     24.5%
Public Adminstration                                   90      1,562,326       58           20.9%      28,389,711     20.6%
Professional, Scientific, and Technical Services      175      1,395,114       44           18.7%      25,152,714     18.3%
Information                                            45        527,190       40            7.1%       9,990,602      7.3%
Manufacturing                                          52        544,752       48            7.3%       9,582,665      7.0%
Accomodation and Food Services                          9        360,704       57            4.8%       9,541,580      6.9%
Unidentified                                          254        336,900       37            4.5%       5,780,640      4.2%
Transportation and Warehousing                          8        235,217      115            3.2%       3,561,046      2.6%
Administrative and Support and Waste Management
and Remediation Services                               23        142,377       40            1.9%       2,585,995      1.9%
Wholesale Trade                                         7        112,401       42            1.5%       2,409,974      1.8%
Educational Services                                   16         87,185       29            1.2%       1,631,072      1.2%
Other (c)                                              78        318,759       39            4.3%       5,158,998      3.8%

                                                  ----------  ------------              -----------  ------------  ---------
  Total / Weighted Average                            911      7,464,216       47          100.0%    $137,498,870    100.0%
                                                  ==========  ============  ==========  ===========  ============  =========


(a) Classifications are based on the North American Indistrial Classification System (NAICS).

(b) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2003 multiplied by 12.

(c) Includes leases whose classification does not total 1.0% or more of the portfolio's annualized gross rent.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                            SUMMARY OF ASSETS BY CITY
                            AS OF SEPTEMBER 30, 2003

                                                # of       Age                           % Square          %
            City                  State         Bldgs     (yrs)        Square Feet          Feet         NOI (a)
----------------------------  -------------  ----------  ---------  ------------------  ------------  -----------
Atlanta                            GA             26        17          2,368,014           25.7%         31.0%
Jacksonville                       FL             11         9          1,168,088           12.7%         17.0%
Orlando                            FL             28        19          1,303,801           14.2%         15.8%
Houston                            TX              3        23          1,204,852           13.1%          9.9%
St. Petersburg                     FL             15        21            668,144            7.3%          7.4%
Tallahassee                        FL             19        21            834,025            9.1%          6.2%
Memphis                            TN              6        11            530,688            5.8%          4.5%
Charlotte                          NC             15        16            709,247            7.7%          4.1%
Richmond                           VA              1        15            145,127            1.6%          2.2%
Dallas                             TX              2         6            279,389            3.0%          1.8%

                                             ----------  ---------  ------------------  ------------  -----------
   Total                                         126        17          9,211,375          100.0%        100.0%
                                             ==========  =========  ==================  ============  ===========


(a) Based on Net Operating Income for the third quarter of 2003.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY
                            AS OF SEPTEMBER 30, 2003

                                             Square Footage                                             Percentage
                     ------------------------------------------------------------  -----------------------------------------------
                                        Leased, Not                                                Leased, Not
                                         Commenced                                                  Commenced
                      Occupied             (a)            Vacant           Total     Occupied          (a)         Vacant   Total
                     ----------------  --------------  ------------  ------------  -------------  --------------  -------  -------

Atlanta               1,924,698            5,737          437,579       2,368,014      81.3%           0.2%         18.5%   100.0%
Jacksonville          1,160,630                0            7,458       1,168,088      99.4%           0.0%          0.6%   100.0%
Orlando               1,082,934           10,011          210,856       1,303,801      83.1%           0.8%         16.2%   100.0%
Houston                 898,344            1,859          304,649       1,204,852      74.6%           0.2%         25.3%   100.0%
Tallahassee             593,429                0          240,596         834,025      71.2%           0.0%         28.8%   100.0%
St. Petersburg          587,761            4,498           75,885         668,144      88.0%           0.7%         11.4%   100.0%
Charlotte               428,146           26,348          254,753         709,247      60.4%           3.7%         35.9%   100.0%
Memphis                 426,170            4,500          100,018         530,688      80.3%           0.8%         18.8%   100.0%
Richmond                143,184                0            1,943         145,127      98.7%           0.0%          1.3%   100.0%
Dallas                  268,586                0           10,803         279,389      96.1%           0.0%          3.9%   100.0%

                     ----------------  --------------  ------------  ------------  -------------  --------------  -------  -------
  Total               7,513,882           52,953        1,644,540       9,211,375      81.6%           0.6%         17.9%   100.0%
                     ================  ==============  ============  ============  =============  ==============  =======  =======


(a) Includes square footage of fully executed leases for vacant space that commence on a future date.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                OCCUPANCY SUMMARY


                                                   As of
                             --------------------------------------------------------
                MSA Square   9/30/2003   6/30/2003   3/31/2003  12/31/2002  9/30/2002
                ----------   ---------   ---------   ---------  ----------  ---------

Atlanta - SSS   1,563,486    1,396,604   1,429,547   1,347,087   1,415,731  1,405,961
                                 89.3%       91.4%       86.2%       90.5%      89.9%

Orlando         1,303,801    1,082,934   1,090,238   1,056,117   1,158,989  1,215,547
                                 83.1%       83.6%       81.0%       88.9%      93.2%

Jacksonville    1,168,088    1,160,630   1,156,829   1,125,451   1,156,395  1,156,973
                                 99.4%       99.0%       96.3%       99.0%      99.0%

Charlotte         709,247      428,146     555,348     555,740     571,548    574,139
                                 60.4%       78.3%       78.4%       80.6%      81.0%

St. Petersburg    668,144      587,761     571,262     571,096     571,967    576,970
                                 88.0%       85.5%       85.5%       85.6%      86.4%

Tallahassee       834,025      593,429     595,557     596,237     595,144    600,038
                                 71.2%       71.4%       71.5%       71.4%      71.9%

Memphis           530,688      426,170     398,625     410,781     416,116    434,426
                                 80.3%       75.1%       77.4%       78.4%      81.9%

Richmond          145,127      143,184     141,013     137,733     141,752    141,752
                                 98.7%       97.2%       94.9%       97.7%      97.7%
                ----------   ---------   ---------   ---------  ----------  ---------
Same Store      6,922,606    5,818,858   5,938,419   5,800,242   6,027,642  6,105,806
                                 84.1%       85.8%       83.8%       87.1%      88.2%
                ----------   ---------   ---------   ---------  ----------  ---------
Houston         1,204,852      898,344     890,035     937,575     941,411
                                 74.6%       73.9%       77.8%       78.1%

Atlanta - ACQ     804,528      528,094     535,769     505,324     505,324    509,578
                                 65.6%       66.6%       62.8%       62.8%      63.3%

Dallas - ACQ      279,389      268,586
                                 96.1%
                ----------   ---------   ---------   ---------  ----------  ---------
Acquisitions    2,288,769    1,695,024   1,425,804   1,442,899   1,446,735    509,578
                                 74.1%       71.0%       71.8%       71.8%      63.3%
                ----------   ---------   ---------   ---------  ----------  ---------
Total           9,211,375    7,513,882   7,364,223   7,243,141   7,474,377  6,615,384
                                 81.6%       79.9%       78.6%       81.1%      82.6%
                ==========   =========   =========   =========  ==========  =========



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                 LEASING SUMMARY


                                                           For The Three Months Ended 9/30/03
                            --------------------------------------------------------------------------------------------------------
                    MSA      Leased     Expirations             Leasing    New and    Gross      Net       Leased    Leased  Leased
                Square Feet  6/30/03(a)   (b)(c)     Renewals  Retention   Backfill Activity  Absorption  9/30/03(a) 6/30/03 9/30/03
                ----------- ----------- ----------- --------- ----------- --------- -------- ----------- ----------- ------- -------
Atlanta          2,368,014  1,965,316      58,235      5,183      8.9%      18,171    23,354    (34,881)  1,930,435   83.0%   81.5%
Jacksonville     1,168,088  1,161,439       4,834          0      0.0%       4,025     4,025       (809)  1,160,630   99.4%   99.4%
Orlando          1,303,801  1,096,014     129,732     94,693     73.0%      31,970   126,663     (3,069)  1,092,945   84.1%   83.8%
Houston          1,204,852    914,555      36,463      2,844      7.8%      19,267    22,111    (14,352)    900,203   75.9%   74.7%
Tallahassee        834,025    595,557       2,291          0      0.0%         163       163     (2,128)    593,429   71.4%   71.2%
St. Petersburg     668,144    585,490       9,210      7,139     77.5%       8,840    15,979      6,769     592,259   87.6%   88.6%
Charlotte          709,247    562,511     153,811     21,749     14.1%      24,045    45,794   (108,017)    454,494   79.3%   64.1%
Memphis            530,688    435,811      11,884      3,879     32.6%       2,864     6,743     (5,141)    430,670   82.1%   81.2%
Richmond           145,127    141,013       1,985          0      0.0%       4,156     4,156      2,171     143,184   97.2%   98.7%
Dallas             279,389    268,586           0          0      0.0%           0         0          0     268,586   96.1%   96.1%
                ----------- ----------- ----------- --------- ----------- --------- -------- ----------- ----------- ------- -------
  Total          9,211,375  7,726,292     408,445    135,487     33.2%     113,501   248,988   (159,457)  7,566,835   83.9%   82.1%
                =========== =========== =========== ========= =========== ========= ======== =========== =========== ======= =======


(a) Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.
(b) Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.
(c) Expirations also include leases that ended due to a termination right or default.


                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                 LEASING SUMMARY


                                                           For The Nine Months Ended 9/30/03
                            --------------------------------------------------------------------------------------------------------
                    MSA      Leased     Expirations             Leasing    New and    Gross      Net       Leased    Leased  Leased
                Square Feet  6/30/03(a)   (b)(c)     Renewals  Retention   Backfill Activity  Absorption  9/30/03(a) 6/30/03 9/30/03
                ----------- ----------- ----------- --------- ----------- --------- -------- ----------- ----------- ------- -------
Atlanta          2,368,014    1,975,803     213,182    86,413       40.5%    81,401  167,814    (45,368)   1,930,435   83.4%   81.5%
Jacksonville     1,168,088    1,161,576     142,558    91,228       64.0%    50,384  141,612       (946)   1,160,630   99.4%   99.4%
Orlando          1,303,801    1,161,439     285,638   123,222       43.1%    93,922  217,144    (68,494)   1,092,945   89.1%   83.8%
Houston          1,204,852      949,973     130,527    34,758       26.6%    45,999   80,757    (49,770)     900,203   78.8%   74.7%
Tallahassee        834,025      595,144      44,211    30,951       70.0%    11,545   42,496     (1,715)     593,429   71.4%   71.2%
St. Petersburg     668,144      578,726      62,951    36,779       58.4%    39,705   76,484     13,533      592,259   86.6%   88.6%
Charlotte          709,247      571,548     219,942    42,715       19.4%    60,173  102,888   (117,054)     454,494   80.6%   64.1%
Memphis            530,688      416,949      66,459    29,558       44.5%    50,622   80,180     13,721      430,670   78.6%   81.2%
Richmond           145,127      141,752      18,440     2,515       13.6%    17,357   19,872      1,432      143,184   97.7%   98.7%
Dallas             279,389      268,586           0         0        0.0%         0        0          0      268,586   96.1%   96.1%

  Total          9,211,375    7,821,496   1,183,908   478,139       40.4%   451,108  929,247   (254,661)   7,566,835   84.9%   82.1%


(a) Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commence on a future date.
(b) Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.
(c) Expirations also include leases that ended due to a termination right or default.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               LEASE DISTRIBUTION
                            AS OF SEPTEMBER 30, 2003



                                                        Tenant
                                                        Occupied   Percent    Annualized     Average      Percent
                                Number of   Percent of  Square     of Square  Gross          Annualized   of Total  Remaining
            Category            Leases (1)    Leases    Feet (2)   Feet       Rent (3)       Rent PSF     Rents     Term
----------------------------------------   ---------  -----------  --------  ------------   ---------   --------   ----------
2,500 or Less                       457       50.2%       541,141      7.2%    $9,533,951      $17.62       6.9%     20
2,501 - 5,000                       194       21.3%       696,086      9.3%    12,657,694       18.18       9.2%     28
5,001 - 7,500                        78        8.6%       482,831      6.5%     8,645,482       17.91       6.3%     29
7,501 - 10,000                       43        4.7%       371,854      5.0%     6,288,700       16.91       4.6%     35
10,001 - 20,000                      51        5.6%       731,259      9.8%    13,489,430       18.45       9.8%     31
20,001 - 40,000                      51        5.6%     1,481,086     19.8%    26,075,747       17.61      19.0%     51
40,001 - 60,000                      18        2.0%       880,367     11.8%    16,216,667       18.42      11.8%     47
60,001 - 100,000                     13        1.4%     1,015,654     13.6%    19,352,703       19.05      14.1%     62
100,001 or Greater                    6        0.7%     1,263,938     16.9%    25,238,497       19.97      18.4%     69
                              ----------   ---------  ------------ --------- -------------  ---------   --------   ----------
  Total / Weighted Average          911      100.0%     7,464,216    100.0%  $137,498,870      $18.42     100.0%     47
                              ==========   =========  ============ ========= =============  ==========  =========  ===========


                                                                                       Square Feet          % of Total
                                                                                    -------------------   ---------------
              Square footage occupied by tenants                                             7,464,216             81.0%
              Square footage attributable to vending/antenna                                     1,661              0.0%
              Square footage occupied by owner/building use                                     48,005              0.5%
                                                                                    -------------------   ---------------
              Total Occupied Square Footage                                                  7,513,882             81.6%
                                                                                    -------------------   ---------------
              Leased square footage                                                             52,953              0.6%
              Vacant square footage                                                          1,644,540             17.9%
                                                                                    -------------------   ---------------
              Total Net Rentable Square Footage                                              9,211,375            100.0%
                                                                                    ===================   ===============



(1) Analysis does not include owner occupied space, vending leases and antenna leases.
(2)  Total net rentable square feet represented by existing leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2003 multiplied by
     12. Rent abatements are not included in this analysis.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                                LEASE EXPIRATIONS
                            AS OF SEPTEMBER 30, 2003



City              Item                    2003         2004         2005          2006         2007         2008          2009
-----------------------------------------------------------------------------------------------------------------------------------
Atlanta        Square Feet (1)           54,146       137,782      191,959        92,198      184,942      210,562       641,692
               % Square Feet (2)          2.29%         5.82%        8.11%         3.89%        7.81%        8.89%        27.10%
               Annualized Rent (3)    1,116,106     3,179,235    3,711,351     1,629,030    3,837,453    3,742,469    14,457,689
               Number of Leases (4)          18            45           32            33           21           18            16
               Rent PSF                  $20.61        $23.07       $19.33        $17.67       $20.75       $17.77        $22.53

Jacksonville   Square Feet (1)           98,061        90,500      172,508       184,720      277,855       96,579         6,917
               % Square Feet (2)          8.40%         7.75%       14.77%        15.81%       23.79%        8.27%         0.59%
               Annualized Rent (3)    1,658,297     1,722,671    2,471,817     3,090,156    5,194,381    1,620,574       130,011
               Number of Leases (4)           3             7            3             7            7            4             2
               Rent PSF                  $16.91        $19.04       $14.33        $16.73       $18.69       $16.78        $18.80

Orlando        Square Feet (1)           75,538       351,516      174,427       151,400      155,419      133,124        40,499
               % Square Feet (2)          5.79%        26.96%       13.38%        11.61%       11.92%       10.21%         3.11%
               Annualized Rent (3)    1,515,573     6,276,906    3,041,737     2,528,883    2,401,721    2,219,907       743,854
               Number of Leases (4)          27            67           47            40           15           10             3
               Rent PSF                  $20.06        $17.86       $17.44        $16.70       $15.45       $16.68        $18.37

Houston        Square Feet (1)           34,831        81,274       68,089        38,601       90,272       92,597       361,620
               % Square Feet (2)          2.89%         6.75%        5.65%         3.20%        7.49%        7.69%        30.01%
               Annualized Rent (3)      523,194     1,486,686    1,121,019       659,074    1,592,018    1,090,550     6,617,788
               Number of Leases (4)          15            23           16            10            9           16             3
               Rent PSF                  $15.02        $18.29       $16.46        $17.07       $17.64       $11.78        $18.30

Tallahassee    Square Feet (1)          196,251        78,228       22,120        20,728       94,758      148,287             0
               % Square Feet (2)         29.37%        11.71%        3.31%         3.10%       14.18%       22.19%         0.00%
               Annualized Rent (3)    3,587,605     1,418,154      370,045       380,223    1,715,386    2,550,523             0
               Number of Leases (4)          24            23            8             4            2            3             0
               Rent PSF                  $18.28        $18.13       $16.73        $18.34       $18.10       $17.20         $0.00

St. Petersburg Square Feet (1)           50,062       159,526      111,371        58,174       58,042      106,714        26,841
               % Square Feet (2)          6.00%        19.13%       13.35%         6.98%        6.96%       12.80%         3.22%
               Annualized Rent (3)      835,240     2,448,799    1,900,817       941,258    1,076,277    1,921,434       182,883
               Number of Leases (4)          21            36           27            11           11            7             4
               Rent PSF                  $16.68        $15.35       $17.07        $16.18       $18.54       $18.01         $6.81

Charlotte      Square Feet (1)           21,033       115,374       37,517        87,935       66,881       44,464        76,236
               % Square Feet (2)          3.96%        21.74%        7.07%        16.57%       12.60%        8.38%        14.37%
               Annualized Rent (3)      384,345     2,170,577      651,002     1,428,920    1,207,410      701,953       922,149
               Number of Leases (4)           7            23           14            13            3            9             4
               Rent PSF                  $18.27        $18.81       $17.35        $16.25       $18.05       $15.79        $12.10

Memphis        Square Feet (1)            6,109        49,103      143,012        94,901       40,029       57,831         1,572
               % Square Feet (2)          0.86%         6.92%       20.16%        13.38%        5.64%        8.15%         0.22%
               Annualized Rent (3)      124,003       989,043    2,748,854     1,646,950      726,182    1,110,684             0
               Number of Leases (4)           4            16           26            22            9            5             1
               Rent PSF                  $20.30        $20.14       $19.22        $17.35       $18.14       $19.21         $0.00

Richmond       Square Feet (1)           12,739        11,235       47,198        27,621       28,887        4,391        10,563
               % Square Feet (2)          8.78%         7.74%       32.52%        19.03%       19.90%        3.03%         7.28%
               Annualized Rent (3)      298,173       225,091      912,780       538,738      548,397       84,527       213,705
               Number of Leases (4)           4             3            7             6            5            1             2
               Rent PSF                  $23.41        $20.03       $19.34        $19.50       $18.98       $19.25        $20.23

Dallas         Square Feet (1)                0             0            0        62,155       90,008            0       116,423
               % Square Feet (2)          0.00%         0.00%        0.00%        22.25%       32.22%        0.00%        41.67%
               Annualized Rent (3)            0             0            0     1,809,942    2,366,578            0     2,897,877
               Number of Leases (4)           0             0            0             1            2            0             1
               Rent PSF                   $0.00         $0.00        $0.00        $29.12       $26.29        $0.00        $24.89

  Total        Square Feet (1)          548,770     1,074,538      968,201       818,433    1,087,093      894,549     1,282,363
               % Square Feet (2)          5.96%        11.67%       10.51%         8.89%       11.80%        9.71%        13.92%
               Annualized Rent (3)   10,042,535    19,917,160   16,929,423    14,653,173   20,665,804   15,042,620    26,165,955
               Number of Leases (4)         123           243          180           147           84           73            36
               Rent PSF                  $18.30        $18.54       $17.49        $17.90       $19.01       $16.82        $20.40




City              Item                      2010            2011            2012            2013 +         Total
---------------------------------------------------------------------------------------------------------------------------------

Atlanta        Square Feet (1)             101,897          26,201          95,305          189,741      1,926,425     2,368,014
               % Square Feet (2)             4.30%           1.11%           4.02%            8.01%         81.35%
               Annualized Rent (3)       1,754,045         648,797       2,015,025        3,221,072     39,312,273
               Number of Leases (4)              3               1               4                4            195
               Rent PSF                     $17.21          $24.76          $21.14           $16.98         $20.41

Jacksonville   Square Feet (1)                   0          56,249               0          176,000      1,159,389     1,168,088
               % Square Feet (2)             0.00%           4.82%           0.00%           15.07%         99.26%
               Annualized Rent (3)               0         647,722               0        2,644,068     19,179,697
               Number of Leases (4)              0               2               0                1             36
               Rent PSF                      $0.00          $11.52           $0.00           $15.02         $16.54

Orlando        Square Feet (1)                 635               0           7,080                0      1,089,638     1,303,801
               % Square Feet (2)             0.05%           0.00%           0.54%            0.00%         83.57%
               Annualized Rent (3)          11,618               0         170,108                0     18,910,305
               Number of Leases (4)              1               0               1                0            211
               Rent PSF                     $18.30           $0.00          $24.03            $0.00         $17.35

Houston        Square Feet (1)              25,637               0               0           95,857        888,778     1,204,852
               % Square Feet (2)             2.13%           0.00%           0.00%            7.96%         73.77%
               Annualized Rent (3)         403,423               0               0        1,581,640     15,075,392
               Number of Leases (4)              3               0               0                1             96
               Rent PSF                     $15.74           $0.00           $0.00           $16.50         $16.96

Tallahassee    Square Feet (1)                   0          26,696               0                0        587,068       668,144
               % Square Feet (2)             0.00%           4.00%           0.00%            0.00%         87.87%
               Annualized Rent (3)               0         347,181               0                0     10,369,117
               Number of Leases (4)              0               1               0                0             65
               Rent PSF                      $0.00          $13.01           $0.00            $0.00         $17.66

St. Petersburg Square Feet (1)              17,686               0               0                0        588,416       834,025
               % Square Feet (2)             2.12%           0.00%           0.00%            0.00%         70.55%
               Annualized Rent (3)         245,270               0               0                0      9,551,977
               Number of Leases (4)              1               0               0                0            118
               Rent PSF                     $13.87           $0.00           $0.00            $0.00         $16.23

Charlotte      Square Feet (1)                   0               0               0                0        449,440       530,688
               % Square Feet (2)             0.00%           0.00%           0.00%            0.00%         84.69%
               Annualized Rent (3)               0               0               0                0      7,466,356
               Number of Leases (4)              0               0               0                0             73
               Rent PSF                      $0.00           $0.00           $0.00            $0.00         $16.61

Memphis        Square Feet (1)                   0          32,686               0            4,500        429,743       709,247
               % Square Feet (2)             0.00%           4.61%           0.00%            0.63%         60.59%
               Annualized Rent (3)               0         392,232               0                0      7,737,948
               Number of Leases (4)              0               1               0                1             85
               Rent PSF                      $0.00          $12.00           $0.00            $0.00         $18.01

Richmond       Square Feet (1)                   0               0               0                0        142,634       145,127
               % Square Feet (2)             0.00%           0.00%           0.00%            0.00%         98.28%
               Annualized Rent (3)               0               0               0                0      2,821,410
               Number of Leases (4)              0               0               0                0             28
               Rent PSF                      $0.00           $0.00           $0.00            $0.00         $19.78

Dallas         Square Feet (1)                   0               0               0                0        268,586       279,389
               % Square Feet (2)             0.00%           0.00%           0.00%            0.00%         96.13%
               Annualized Rent (3)               0               0               0                0      7,074,397
               Number of Leases (4)              0               0               0                0              4
               Rent PSF                      $0.00           $0.00           $0.00            $0.00         $26.34

  Total        Square Feet (1)             145,855         141,832         102,385          466,098      7,530,117     9,211,375
               % Square Feet (2)             1.58%           1.54%           1.11%            5.06%         81.75%
               Annualized Rent (3)       2,414,356       2,035,932       2,185,132        7,446,780    137,498,870
               Number of Leases (4)              8               5               5                7            911
               Rent PSF                     $16.55          $14.35          $21.34           $15.98         $18.26



(1) Total net rentable square feet represented by expiring leases. Expiration date reflects renewal expiration if fully executed.
(2)  Percentage of total net rentable feet represented by expiring leases.
(3) Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of September 30, 2003 multiplied by
     12. Rent abatements are not included in this analysis.
(4) Analysis does not include owner occupied space, vending leases and antenna leases.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                               NET EFFECTIVE RENTS



                                                                          New & Backfill Leasing
                                                  ---------------------------------------------------------------------------------
                                                   9/30/2003         6/30/2003        3/31/2002        12/31/2002        Average
                                                  -------------    --------------   --------------    -------------    ------------
Number of leases                                            43                38               42               29              38

Rentable square footage leased                         110,793           126,159          171,239          108,050         129,060
Average per rentable
 square foot over the lease term:
             Gross Rent                                $ 17.17           $ 16.29          $ 17.12          $ 17.95         $ 17.08
             Tenant improvements                         (2.40)            (2.06)           (1.47)           (1.52)          (1.89)
             Leasing commissions                         (0.51)            (0.67)           (0.41)           (0.49)          (0.52)
             Other/concessions                           (0.98)            (0.48)           (0.58)           (0.07)          (0.57)
                                                  -------------    --------------   --------------    -------------    ------------
             Effective Rent                              13.28             13.08            14.66            15.87           14.11
             Expense stop                                (5.02)            (5.64)           (4.98)           (5.50)          (5.26)
                                                  -------------    --------------   --------------    -------------    ------------
             Equivalent effective net rent              $ 8.26            $ 7.44           $ 9.68          $ 10.37          $ 8.85
                                                  =============    ==============   ==============    =============    ============

Average term (yrs)                                         3.9               5.2              4.8              4.8             4.7


                                                                                 Renewal Leasing
                                                  ---------------------------------------------------------------------------------
                                                   9/30/2003         6/30/2003        3/31/2002        12/31/2002        Average
                                                  -------------    --------------   --------------    -------------    ------------

Number of leases                                            30                43               36               41              38

Rentable square footage leased                         134,632           108,254          234,398          260,287         184,393
Average per rentable
 square foot over the lease term:
             Gross Rent                                $ 16.55           $ 18.85          $ 19.09          $ 17.25         $ 18.01
             Tenant improvements                         (0.96)            (0.78)           (1.43)           (0.40)          (0.87)
             Leasing commissions                         (0.25)            (0.39)           (0.12)           (0.05)          (0.20)
             Other/concessions                           (0.35)            (0.14)           (0.02)           (0.14)          (0.15)
                                                  -------------    --------------   --------------    -------------    ------------
             Effective Rent                              14.99             17.54            17.52            16.66           16.78
             Expense stop                                (4.84)            (5.57)           (5.40)           (5.06)          (5.24)
             Equivalent effective net rent             $ 10.16           $ 11.97          $ 12.12          $ 11.60         $ 11.54
                                                  =============    ==============   ==============    =============    ============

Average term (yrs)                                         3.3               3.2              5.5              2.7             3.6


(1) Analysis does not include owner occupied space or leases with less than a one year term.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                     CAPITAL EXPENDITURES - LEASING ACTIVITY



                                                          Three Months Ended, Dollars
                               --------------------------------------------------------------------------------
                                    9/30/03         6/30/03         3/31/03         12/31/02       9/30/02
                               ---------------   -------------   -------------   --------------  ------------
Renewal Leasing:
    RSF Leased                        134,632         108,254         234,398          414,429       260,287

    Tenant Improvements             $ 368,405       $ 265,789     $ 1,835,392        $ 287,380     $ 418,111
    Leasing Commissions             $  96,107       $ 133,622       $ 157,976        $ 111,504     $  68,310
                                    ---------       ---------     -----------        ---------     ---------

    Total Renewal                   $ 464,512       $ 399,411     $ 1,993,368        $ 398,884     $ 486,421
                                    =========       =========     ===========        =========     =========

Backfill Leasing:
    RSF Leased                         73,355          34,603         113,751          112,164        96,754

    Tenant Improvements             $ 618,026       $ 222,803       $ 501,811      $ 1,428,067     $ 705,528
    Leasing Commissions             $ 129,522        $ 71,506       $ 183,426        $ 432,109     $ 248,643
                                    ---------       ---------     -----------        ---------     ---------

    Total Backfill                  $ 747,548       $ 294,309       $ 685,237      $ 1,860,176     $ 954,171
                                    =========       =========     ===========        =========     =========

Sub-Total Revenue Maintaining:
    RSF Leased                        207,987         142,857         348,149          526,593       357,041

    Tenant Improvements             $ 986,431       $ 488,592     $ 2,337,203      $ 1,715,447   $ 1,123,639
    Leasing Commissions             $ 225,629       $ 205,128       $ 341,402        $ 543,613     $ 316,953
                                    ---------       ---------     -----------        ---------     ---------

    Total Revenue Maintaining     $ 1,212,060       $ 693,720     $ 2,678,605      $ 2,259,060   $ 1,440,592
                                    =========       =========     ===========        =========     =========

Revenue Enhancing
 - New/First Generation
    RSF Leased                         37,438          91,556          57,488          105,603        11,296

    Tenant Improvements             $ 425,671     $ 1,128,510       $ 706,307      $ 1,663,681     $ 111,808
    Leasing Commissions              $ 94,002       $ 370,359       $ 151,022        $ 301,057       $ 7,388
                                    ---------       ---------     -----------        ---------     ---------

    Total Renewal                   $ 519,673     $ 1,498,869       $ 857,329      $ 1,964,738     $ 119,196
                                    =========       =========     ===========        =========     =========

Total:
    RSF Leased                        245,425         234,413         405,637          632,196       368,337

    Tenant Improvements           $ 1,412,102     $ 1,617,102     $ 3,043,510      $ 3,379,128   $ 1,235,447
    Leasing Commissions             $ 319,631       $ 575,487       $ 492,424        $ 844,670     $ 324,341
                                    ---------       ---------     -----------        ---------     ---------

    Total                         $ 1,731,733     $ 2,192,589     $ 3,535,934      $ 4,223,798   $ 1,559,788
                                  ===========     ===========     ===========      ===========   ===========


                                                          Three Months Ended, PSF
                               -----------------------------------------------------------------------------
                                      9/30/03         6/30/03         3/31/03         12/31/02       9/30/02
                               ---------------   -------------   -------------   --------------  -----------

Renewal Leasing:
    RSF Leased                        134,632         108,254         234,398          414,429       260,287

    Tenant Improvements                $ 2.74          $ 2.46          $ 7.83           $ 0.69        $ 1.61
    Leasing Commissions                $ 0.71          $ 1.23          $ 0.67           $ 0.27        $ 0.26
                                    ---------       ---------     -----------        ---------     ---------

    Total Renewal                      $ 3.45          $ 3.69          $ 8.50           $ 0.96        $ 1.87
                                    =========       =========     ===========        =========     =========

Backfill Leasing:
    RSF Leased                         73,355          34,603         113,751          112,164        96,754

    Tenant Improvements                $ 8.43          $ 6.44          $ 4.41          $ 12.73        $ 7.29
    Leasing Commissions                $ 1.77          $ 2.07          $ 1.61           $ 3.85        $ 2.57
                                    ---------       ---------     -----------        ---------     ---------

    Total Backfill                    $ 10.19          $ 8.51          $ 6.02          $ 16.58        $ 9.86
                                    =========       =========     ===========        =========     =========

Sub-Total Revenue Maintaining
    RSF Leased                        207,987         142,857         348,149          526,593       357,041

    Tenant Improvements                $ 4.74          $ 3.42          $ 6.71           $ 3.26        $ 3.15
    Leasing Commissions                $ 1.08          $ 1.44          $ 0.98           $ 1.03        $ 0.89
                                    ---------       ---------     -----------        ---------     ---------

    Total Revenue Maintaining          $ 5.83          $ 4.86          $ 7.69           $ 4.29        $ 4.03
                                    =========       =========     ===========        =========     =========

Revenue Enhancing
 - New/First Generation
    RSF Leased                         37,438          91,556          57,488          105,603        11,296

    Tenant Improvements               $ 11.37         $ 12.33         $ 12.29          $ 15.75        $ 9.90
    Leasing Commissions                $ 2.51          $ 4.05          $ 2.63           $ 2.85        $ 0.65
                                    ---------       ---------     -----------        ---------     ---------

    Total Renewal                     $ 13.88         $ 16.37         $ 14.91          $ 18.60       $ 10.55
                                    =========       =========     ===========        =========     =========

Total:
    RSF Leased                        245,425         234,413         405,637          632,196       368,337

    Tenant Improvements                $ 5.75          $ 6.90          $ 7.50           $ 5.35        $ 3.35
    Leasing Commissions                $ 1.30          $ 2.46          $ 1.21           $ 1.34        $ 0.88
                                    ---------       ---------     -----------        ---------     ---------

    Total                            $ 7.06            $ 9.35          $ 8.72           $ 6.68        $ 4.23
                                    =========       =========     ===========        =========     =========


(a) These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.

(b) Analysis does not include owner occupied space or leases with less than a one year term.




                       KOGER EQUITY, INC. AND SUBSIDIARIES
                     SAME SUITE ANALYSIS - AVERAGE OVER TERM
                         YEAR TO DATE SEPTEMBER 30, 2003


                                  New/Backfill (a)                           Renewal
               --------------------------------------------  -------------------------------------------
               RSF      New      Expiring           Percent   RSF     New      Expiring          Percent
               Leased   Net Rent Net Rent  Change   Change    Leased  Net Rent Net Rent Change   Change
               ----------------- -------- -------- --------  -------- -------- -------- ------- --------
Atlanta          47,065  $12.21   $10.36    $1.85    17.9%    85,558   $14.18    $9.94   $4.24    42.7%
Orlando          90,732  $11.89   $13.80   ($1.91)  -13.8%   123,222   $11.22   $11.57  ($0.35)   -3.0%
Jacksonville     46,871  $11.92   $13.99   ($2.07)  -14.8%    91,228   $12.47   $11.65   $0.82     7.0%
Houston          15,091   $9.38   $11.23   ($1.85)  -16.5%    34,758   $10.48   $11.02  ($0.54)   -4.9%
St. Petersburg   27,520   $9.58   $11.54   ($1.96)  -17.0%    36,779   $10.86   $10.82   $0.04     0.4%
Tallahassee       7,897  $14.61   $12.90    $1.71    13.3%    30,951   $14.70   $15.21  ($0.51)   -3.4%
Charlotte        58,612  $10.25   $11.13   ($0.88)   -7.9%    42,715   $12.71   $12.69   $0.02     0.2%
Memphis          49,050   $9.69   $10.15   ($0.46)   -4.5%    29,558   $13.13   $12.99   $0.14     1.1%
Richmond         17,357  $13.70   $13.63    $0.07     0.5%     2,515   $13.00   $13.09  ($0.09)   -0.7%
                -------  ------   ------   ------   ------   -------   ------   ------  -------   -----
Total           360,195  $11.23   $12.14   ($0.90)   -7.4%   477,284   $12.39   $11.63   $0.77     6.6%
                =======  ======   ======   ======   ======   =======   ======   ======  =======   =====



                                  Total Leasing
                     --------------------------------------------
                        RSF    New       Expiring         Percent
                       Leased  Net Rent  Net Rent  Change Change
                     --------- -------- ---------  ------ -------

Atlanta               132,623   $13.48   $10.09    $3.39   33.6%
Orlando               213,954   $11.50   $12.52   ($1.01)  -8.1%
Jacksonville          138,099   $12.28   $12.44   ($0.16)  -1.3%
Houston                49,849   $10.15   $11.08   ($0.94)  -8.5%
St. Petersburg         64,299   $10.31   $11.13   ($0.82)  -7.3%
Tallahassee            38,848   $14.68   $14.74   ($0.06)  -0.4%
Charlotte             101,327   $11.29   $11.79   ($0.50)  -4.2%
Memphis                78,608   $10.98   $11.22   ($0.23)  -2.1%
Richmond               19,872   $13.61   $13.56    $0.05    0.4%
                      -------   ------   ------   -------  -----
Total                 837,479   $11.90   $11.85    $0.05    0.4%
                      =======   ======   ======   =======  =====


(a) Analysis includes leases fully executed from 1/1/03 to 9/30/03 for buildings owned at 9/30/03. Does not include First Generation space.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                        SAME SUITE ANALYSIS - CASH BASIS
                         YEAR TO DATE SEPTEMBER 30, 2003



                                      New/Backfill (a)                                                Renewal
                 ----------------------------------------------------------------      ----------------------------------------
                  RSF      New       Expiring                Percent       RSF         New          Expiring            Percent
                 Leased    Net Rent  Net Rent   Change       Change        Leased      Net Rent     Net Rent   Change   Change
                 -------   --------  --------   ------       --------     -------      -------      --------   ------   -------
Atlanta           47,065   $11.92     $11.37     $0.55         4.8%        85,558       $14.01       $10.68     $3.33    31.2%
Orlando           90,732   $11.87     $14.44    ($2.57)      -17.8%       123,222       $11.03       $12.15    ($1.12)   -9.2%
Jacksonville      46,871   $11.56     $13.46    ($1.90)      -14.1%        91,228       $11.73       $12.03    ($0.30)   -2.5%
Houston           15,091   $10.11     $11.23    ($1.12)      -10.0%        34,758       $10.24       $11.02    ($0.78)   -7.1%
St. Petersburg    27,520    $9.48     $11.89    ($2.41)      -20.3%        36,779       $10.63       $11.55    ($0.92)   -8.0%
Tallahassee        7,897   $14.47     $13.35     $1.12         8.4%        30,951       $13.66       $15.80    ($2.14)  -13.5%
Charlotte         58,612   $10.23     $13.84    ($3.61)      -26.1%        42,715       $11.59       $13.90    ($2.31)  -16.6%
Memphis           49,050    $6.84     $10.50    ($3.66)      -34.9%        29,558       $12.48       $14.58    ($2.10)  -14.4%
Richmond          17,357   $12.94     $14.14    ($1.20)       -8.5%         2,515       $12.15       $13.39    ($1.24)   -9.3%
                 -------   ------     ------    -------      ------       -------       ------       -------   -------  ------
Total            360,195   $10.74     $12.91    ($2.17)      -16.8%       477,284       $11.93       $12.29    ($0.36)   -2.9%
                 =======   ======     ======    =======      ======       =======       ======       =======   =======  ======


                                       Total Leasing
                -------------------------------------------------------------
                 RSF         New          Expiring                   Percent
                 Leased      Net Rent     Net Rent      Change       Change
               ---------- ------------ ------------ ------------ ------------

Atlanta          132,623       $13.27       $10.92        $2.34        21.5%
Orlando          213,954       $11.39       $13.12       ($1.73)      -13.2%
Jacksonville     138,099       $11.67       $12.52       ($0.84)       -6.7%
Houston           49,849       $10.20       $11.08       ($0.88)       -8.0%
St. Petersburg    64,299       $10.14       $11.70       ($1.56)      -13.3%
Tallahassee       38,848       $13.82       $15.30       ($1.48)       -9.7%
Charlotte        101,327       $10.80       $13.87       ($3.06)      -22.1%
Memphis           78,608        $8.96       $12.03       ($3.07)      -25.5%
Richmond          19,872       $12.84       $14.05       ($1.21)       -8.6%
                 -------       ------       ------       -------      -------
Total            837,479       $11.41       $12.55       ($1.14)       -9.1%
                 =======       ======       ======       =======      =======

(a) Analysis includes leases fully executed from 1/1/03 to 9/30/03 for buildings owned at 9/30/03. Does not include First Generation space.



                       KOGER EQUITY, INC. AND SUBSIDIARIES
                   SPECIAL ITEMS INCLUDED IN QUARTER'S RESULTS


In Thousands, Except Per Share Data
---------------------------------------------------------------------------------------------------------------------------

                                                                          9/30/2003          6/30/2003           3/31/2003
                                                                      --------------  -----------------   -----------------
    Lease Cancellation Fees                                                     374                427                 705
    Straight Line Rent Catchup For All Leases Less Than 5,000 RSF                 -                  -                 665
    Expense Reimbursement Catchup For 2002                                        -                  -                 427
    Compensation Expense Accrued Related To Options                               -               (177)               (177)
    Write Off of Development Pursuit Costs & Other Assets                         -                  -                (247)
    Asset Management Fees from Crocker Realty Trust                               -                 67                 194
    Leasing Commissions from Terminated A/P Knight Contract                       -                 59                   -
    Partial Tenant Default Settlement From Sold Assets                            -                289                   -
                                                                      --------------  -----------------   -----------------
      Total                                                                     374                665               1,567
                                                                      ==============  =================   =================

Weighted average common shares/units
    outstanding - diluted                                                    21,455             21,382              21,327
                                                                      ==============  =================   =================

Per share/unit - diluted:
    FFO Impact                                                               $ 0.02             $ 0.03              $ 0.07
                                                                      ==============  =================   =================
